July 31, 1998

                      THE DREYFUS/LAUREL FUNDS, INC.-

                   DREYFUS PREMIER MIDCAP STOCK FUND

                        SUPPLEMENT TO PROSPECTUS
                          DATED JANUARY 16, 1998

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE FIRST SENTENCE OF THE FIRST PARAGRAPH CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES."

      The Fund declares and pays dividends from its net investment income, if any, and distributes net realized capital gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

                                                                   330/730s0798